JAMES HARDIE INDUSTRIES PLC LONG TERM INCENTIVE PLAN GLOBAL SCORECARD LTI AWARD AGREEMENT James Hardie Industries plc (“James Hardie” or the “Company”) believes that its business interests are best served by extending to you an award based on the satisfaction of performance criteria established by the Board (the “Scorecard LTI Awards”) pursuant to the terms of the James Hardie Industries plc Long Term Incentive Plan, dated as of August 1, 2006, as amended from time to time (the “Plan”). The purpose of the Plan is to promote the interests of James Hardie and its shareholders by using equity based interests to attract, retain and motivate the Company’s employees and the employees of James Hardie’s subsidiaries and affiliates (each, a “Group Company”). 1. Nature of Award. Effective as of August 17, 2025 (the “Grant Date”), subject to your acceptance of this Award Agreement and the Award Invitation (the “Invitation”), James Hardie hereby grants to you (the “Participant”) Scorecard LTI Awards as set forth in this Award Agreement (the “Award”). The Award is subject to the terms and conditions described in this Award Agreement, including the accompanying Appendix attached hereto, the Invitation, and the Plan. Please note that the Appendix contains country-specific notices, disclaimers and/or terms which may apply to you and may be material to your participation in the Plan. 2. Number of Scorecard LTI Awards. The number of Scorecard LTI Awards granted represents the maximum award that may be issued to you under the Plan upon the achievement of the performance conditions set forth in Section 3 below at the maximum performance levels. For purposes of this Award, each Scorecard LTI Award represents the right to receive a cash payment based on the value of one CUFS (as defined below) upon the end of the relevant performance period (determined based on the 20 day average closing price of one CUFS for the period immediately prior to the end of the relevant performance period), subject to the terms and conditions of the Plan, this Award Agreement and the Invitation. As a company incorporated under the laws of Ireland, James Hardie has listed its securities for trading on the Australian Securities Exchange (the “ASX”) through the use of the Clearing House Electronic Subregister System (“CHESS”), via CHESS Units of Foreign Securities (“CUFS”). CUFS are a form of depositary security that represents a beneficial ownership interest in the securities of a non-Australian corporation. Each of James Hardie’s CUFS represents the beneficial ownership of one ordinary share in the capital of the Company. No other amount is payable by you to receive your grant of Scorecard LTI Awards nor any cash payment resulting from the vesting of your Scorecard LTI Awards. 3. Vesting of Award; Settlement. Subject to the terms and conditions of the Plan, this Award Agreement and the Invitation, the Scorecard LTI Awards shall vest at the end of three years subject to the achievement of the “Performance Criteria” specified in Exhibit A, provided that you remain continuously employed by the Company on the third anniversary of the Grant Date (the “Vesting Date”) unless your employment with James Hardie has terminated earlier in accordance with Section 5 of this Award Agreement. Upon vesting, the Scorecard LTI Awards will be settled in cash, based on the applicable currency conversion methodology established by the Company in its discretion from time to time to make relevant determinations under the Plan, and will be paid to you within 60 days after the Vesting Date, less applicable tax withholdings and other employment taxes. 4. General Applicability of the Plan. The terms and conditions of the Plan apply to all Scorecard LTI Awards granted under this Award. Capitalized terms used but not otherwise defined in this Award Agreement shall have the meaning ascribed thereto in the Plan. You should read the Plan, this Award Agreement and the Invitation carefully to ensure you fully understand all the terms and conditions of your Award. In the event of a conflict or ambiguity between the terms of this Award Agreement, the Plan, and the Invitation, the following order of precedence shall apply and control: first the Plan, then this Award Agreement, and then the Invitation. Unless otherwise determined by the Board, the Remuneration Committee shall administer the Plan in accordance with rules in Article 3 of the Plan and its determination of the meaning of any rule in the Plan, this Award Agreement, or the Invitation will be binding on you. To the extent you have been provided with a copy of this Award Agreement, the Plan or any other documents relating to this Award in a language other than English, the English language document will prevail in case of any ambiguity or divergence resulting from the translation of such documents. 5. Effect of Termination of Employment. Any notice period mandated under local law shall not be treated as EXHIBIT 10.63 employment for the purpose of determining the vesting of the Award; and your right to receive a cash payment in settlement of the Scorecard LTI Awards after termination of employment, if any, will be measured by the date of termination of your active employment by any Group Company and will not be extended by any notice period mandated under local law. Subject to the foregoing, the Company, in its sole discretion, shall determine whether your employment by any Group Company has terminated and the effective date of such termination. The vesting of the Scorecard LTI Awards shall cease upon, and no Scorecard LTI Awards shall become vested following, your termination of employment for any reason except as may be explicitly provided in this Award Agreement. Your participation in the Plan shall not create a right to further employment with any Group Company and shall not interfere with the ability of any Group Company to terminate your employment at any time, with or without cause. To the extent “cause” or any similar term is defined in any written employment letter or agreement between you and the Company, such definition shall apply. In the event of termination of your employment with any Group Company before all of the Scorecard LTI Awards have vested, except as otherwise provided in a written agreement between James Hardie or any Group Company and the Participant or applicable law: a. Involuntary Termination of Employment for Cause or Resignation of Employment for any Reason. If the Participant’s employment is terminated with any Group Company for cause or the Participant resigns employment for any reason, all of Participant’s unvested Scorecard LTI Awards will lapse and be forfeited automatically without payment as of the date of such termination. b. Involuntary Termination of Employment without Cause or due to Retirement, death, Redundancy or Permanent Disability. If (i) the Participant’s employment is terminated with any Group Company without cause, or due to Retirement, death, Redundancy or permanent disability, and (ii) the Participant has provided at least 12 months of continued employment with any Group Company following the Grant Date, then: a pro-rata number of the Participant’s Scorecard LTI Awards will vest automatically on the date of such termination, calculated in accordance with the procedures approved by the Board for such calculation, which shall generally be determined by reference to the total number of days over which any remaining unsatisfied service based vesting condition was to be satisfied and the total number of days that the Participant was employed during the vesting period. The payout multiple upon vesting will be 1.0x of target and applied to the pro-rata amount. The Participant’s remaining unvested Scorecard LTI Awards shall automatically lapse, unless the Board or its delegate otherwise determines that such remaining unvested Scorecard LTI Awards will instead vest (and provides notice to that effect to the Participant, or in the Participant’s estate, if applicable). Notwithstanding anything in the Plan to the contrary, if following cessation of employment with James Hardie, the Participant enters into a consulting agreement with the Company, the period that the Participant serves as a consultant to James Hardie will count as time employed by the Company for purposes of determining his or her pro-rata entitlement to Awards upon termination of employment. c. Control Event. In the event of a Control Event, the Board may, in its sole discretion, accelerate the vesting of any Scorecard LTI Awards that have not vested as of the date of the Control Event. 6. Rights of Participants. Holders of Scorecard LTI Awards will not be entitled to vote or entitled to dividends, if any, with respect to the Scorecard LTI Awards. 7. Taxes and Withholding. James Hardie or any Group Company (as determined by the Remuneration Committee) shall, to the extent required by law, be entitled to deduct, withhold or collect any amount of tax, withholding, social security, foreign, federal, state and local taxes, as well as any other tax obligations required by applicable law to be withheld with respect to any taxable event arising with respect to the granting, vesting, release or assignment of the Award (collectively, the “Withholding Amount”). This Withholding Amount may be: (a) withheld from other amounts due to the Participant; (b) withheld from any payments made in connection with the vesting of Scorecard LTI Awards; or (c) collected directly from the Participant. The Withholding Amount may relate to amounts due in more than one jurisdiction and in all cases shall be as determined by James Hardie or the applicable Group Company in its discretion. 8. Transferability/ Assignability. Subject to the Plan and applicable law, this Award is not assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) upon dissolution of marriage pursuant to a qualified domestic relations order or similar order by a court of competent jurisdiction or, in the discretion of the Remuneration Committee and under circumstances that would not adversely affect the interests of James Hardie, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. 9. Control Event, Sub-division or Consolidation. Upon any Control Event, compulsory acquisition, Reorganization, winding up or similar event, the Award will be subject to the permitted treatment for the Award as set forth in the Plan and as determined by the Board in its discretion. If James Hardie conducts any share capital reorganization, including by subdividing or consolidating, the Board may make an appropriate and proportionate adjustment of the number of Scorecard LTI Awards, as provided for in the Plan (and subject to applicable ASX Listing Rules). 10. Not an Employment Agreement. This Award imposes no obligation on James Hardie or any Group Company to employ the Participant for any period. This Award Agreement is not an employment agreement, and no provision of this Award Agreement or the Invitation shall be construed or interpreted to create an employment relationship between the Participant and James Hardie or any Group Company or to guarantee the right to remain employed for any specified term. Furthermore, except as otherwise expressly provided in a written employment agreement between the Participant and James Hardie or any Group Company, this Award is made solely at the discretion of James Hardie and this Award Agreement, the Invitation, the Plan, and any other Plan documents: (a) are not part of the Participant’s employment contract, if any; and (b) does not guarantee either the Participant’s right to receive any future grants under the Plan (even if the Scorecard LTI Awards have been granted repeatedly in the past) or the inclusion of the value of any grants in the calculation of severance payments, if any, upon termination of employment. In accepting the Scorecard LTI Awards, the Participant acknowledges, understands and agrees, except as may otherwise be expressly provided under a written employment letter or agreement between the Participant and the Company, that: a. The Plan is established voluntarily by James Hardie. It is discretionary in nature and it may be modified, amended, suspended or terminated by James Hardie at any time, unless otherwise provided in the Plan, this Award Agreement, and the Invitation. b. All decisions with respect to future Award grants, if any, will be at the sole discretion of James Hardie and shall be binding, conclusive and final on the Participant and all other interested persons. c. The Participant is voluntarily participating in the Plan and confirms his or her agreement to the grant of Scorecard LTI Awards with effect from the Grant Date. d. The Award is an extraordinary item that does not constitute compensation of any kind for employment of any kind rendered to any Group Company, and which is outside the scope of the Participant’s employment contract. e. The Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. f. In the event that the Participant is not an employee of the Company or any Group Company, the Award grant will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the Award grant will not be interpreted to form an employment contract with any other Group Company. g. The future value of the underlying CUFS is unknown and cannot be predicted with certainty and the value of the CUFS may increase or decrease. h. No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Award or cash paid upon settlement of the Award resulting from termination of the Participant’s employment (for any reason whether or not in breach of local law) and the Participant irrevocably releases the Company and each other Group Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Award Agreement and the Invitation, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim. 11. Requirements of Law. This Award shall be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or securities exchange, market or other quotation system. Furthermore, the Participant understands that, to the extent applicable, the laws of the country in which the Participant is working at the time of grant and/or vesting of this Award (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent settlement of this Award or may subject the Participant to additional procedural or regulatory requirements for which the Participant is solely responsible and that the Participant will have to independently fulfill in relation to this Award. Any summaries of potentially applicable legal restrictions and requirements furnished in connection with the Plan are not intended to be exhaustive, and the Participant acknowledges that other rules may apply. James Hardie reserves the right to impose other requirements on the Participant’s participation in the Plan, Scorecard LTI Awards granted thereunder, and any payments under this Award Agreement, to the extent the Company determines it is necessary or advisable to comply with applicable law or facilitate the administration of the Plan. 12. Governing Law. This Award Agreement shall be interpreted and construed in accordance with and governed and enforced by the laws of Ireland. 13. Severability. The provisions of this Award Agreement are severable, and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 14. Waiver. No failure or delay by James Hardie to enforce any provision of this Award Agreement or exercise any right or remedy provided by law shall constitute a waiver of that or any other provision, right or remedy, nor shall it prevent or restrict the further exercise of that or any other provision, right or remedy. No single or partial exercise of such provision, right or remedy shall prevent or restrict the further exercise of that or any other provision, right or remedy. 15. Data Privacy. The following provisions shall only apply to the Participant if he or she resides outside the European Economic Area and the United States: a. The Participant voluntarily consents to the collection, use, disclosure and transfer to the United States and other jurisdictions, in electronic or other form, of his or her personal data as described in this Award Agreement, the Invitation and any other Award materials (all such personal information is referred to as “Data”) by and among, as applicable, the Company and any Group Company for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan. b. The Participant understands that the Company and Group Company(ies) may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering and, managing the Plan. c. The Participant understands that Data may be transferred to one or more stock plan service provider(s) selected by the Company, which may assist the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. The Participant understands if he or she resides in certain jurisdictions, to the extent provided by applicable laws, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative or the James Hardie Data Privacy Office (dpo@jameshardie.com). The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in the Plan. d. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan, including to maintain records regarding participation. The Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these Awards, in any case without cost, by contacting in writing his or her local human resources representative or the James Hardie Data Privacy Office (dpo@jameshardie.com). Further, the Participant understands that he or she is providing these consents on a purely voluntary basis. If the Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a service provider with the Company or a Group Company will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her awards under the Plan or administer or maintain awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain these Awards). The Participant understands that he or she may contact his or her local human resources representative or the James Hardie Data Privacy Office (dpo@jameshardie.com) for more information on the consequences of his or her refusal to consent or withdrawal of consent. The following provisions shall only apply to the Participant if he or she resides in the European Economic Area: a. The Participant understands that James Hardie, acting as controller, as well as the his or her employer or other Group Companies, may collect, to the extent permissible under applicable law, certain personal information about the Participant, including name, home address and telephone number, information necessary to process the Awards (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, any capital shares or directorships held in the Company (but only where needed for legal or tax compliance), any other information necessary to process mandatory tax withholding and reporting, details of all Awards granted, canceled, vested, unvested or outstanding in the Participant’s favor, and where applicable Service termination date and reason for termination (all such personal information is referred to as “Data”). The Data is collected from the Participant, the Group Company and from James Hardie, for the exclusive purpose of implementing, administering and managing the Plan pursuant to the terms of this Award Agreement. The legal basis (that is, the legal justification) for processing the Data is to perform this Award Agreement. The Data must be provided in order for the Participant to participate in the Plan and for the parties to this Award Agreement to perform their respective obligations thereunder. If the Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to this Award Agreement. b. The Participant understands that James Hardie or the applicable Group Company will transfer Data to the Company for purposes of plan administration. James Hardie and any applicable Group Company may also transfer the Participant’s Data to other service providers (such as accounting firms, payroll processing firms or tax firms), as may be selected by the Company in the future, to assist the Company with the implementation, administration and management of this Award Agreement. The Participant understands that the recipients of the Data may be located in the United States, a country that does not benefit from an adequacy decision issued by the European Commission and is not listed by the Swiss supervisory authority as a country with adequate data protection legislation. Where a recipient is located in a country that does not benefit from an adequacy decision or adequacy listing, the transfer of the Data to that recipient will be made pursuant to European Commission-approved standard contractual clauses, a copy of which may be obtained from the James Hardie Data Privacy Office (dpo@jameshardie.com). The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s rights and obligations under this Award Agreement, and for the duration of the relevant statutes of limitations, which may be longer than the term of this Award Agreement.

c. James Hardie and any applicable Group Company will take steps in accordance with applicable legislation to keep Data accurate, complete and up-to-date. The Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). The Participant also has the right to request access to his or her Data as well as additional information about the processing of that Data. Further, the Participant is entitled to object to the processing of Data or have the Participant’s Data erased, under certain circumstances. As from May 25, 2018, and subject to conditions set forth in applicable law, the Participant also is entitled to: (i) restrict the processing of his or her Data so that it is stored but not actively processed (e.g., while the Company assesses whether the Participant is entitled to have Data erased) and (ii) receive a copy of the Data provided pursuant to this Award Agreement or generated by the Participant, in a common machine-readable format. To exercise his or her rights, the Participant may contact his or her local human resources representative. The Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint. The data protection officer may be contacted at the James Hardie Data Privacy Office (dpo@jameshardie.com). 16. Other Agreements. This Award is also subject to the terms of any other written agreements between the Participant and James Hardie or any Group Company to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement. 17. Foreign Exchange / Exchange Control. The Participant acknowledges and agrees that it is the Participant’s sole responsibility to investigate and comply with any applicable foreign exchange or exchange control laws in connection with this Award and that the Participant shall be responsible for any associated compliance or reporting of inbound international fund transfers required under applicable law. The Participant is advised to seek appropriate professional advice as to how the foreign exchange or exchange control regulations apply to the Participant’s specific situation. 18. Appendix. Notwithstanding any provisions in this Award Agreement, depending on the country in which the Participant resides, certain additional general terms and conditions as set forth in the Appendix will apply to the Participant and any Scorecard LTI Awards issued shall be subject to any special terms and conditions set forth therein for the jurisdiction in which the Participant resides. If the Participant relocates from a jurisdiction not specified in the Appendix to a jurisdiction specified in the Appendix or between the jurisdictions specified in the Appendix, the additional general and special terms and conditions, as applicable, will apply to the Participant, to the extent that the Remuneration Committee determines that the application of such terms and conditions is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan. The Appendix constitutes part of this Award Agreement. By accepting your award on the Global Shares platform, you and the Company agree to the terms set forth herein.

EXHIBIT A PERFORMANCE CONDITIONS

APPENDIX COUNTRY SPECIFIC TERMS AND CONDITIONS The following country-specific notices, disclaimers, and/or terms and conditions apply to all grantees in the countries listed below and may be material to the Participant’s participation in the Plan. Such information may apply if the Participant resides or works in, or moves to or otherwise become subject to the laws or James Hardie policies of, a particular country. In any such case, James Hardie may also withhold or account for tax or related liabilities in more than one jurisdiction. The Participant is solely responsible for any obligations outlined below. As local laws are often complex and change frequently and the information provided is general in nature and may not apply to any specific situation, James Hardie cannot assure any particular result, and the Participant is encouraged to seek his or her own professional legal and tax advice. Unless otherwise noted, neither the Scorecard LTI Awards nor the CUFS are registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Plan, grant documentation, and any other communications or materials that the Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and do not constitute a public offer. The issuance of securities described in any Plan-related documents is not intended for public offering or circulation in the Participant’s jurisdiction. The Participant should read this Award Agreement carefully and retain a copy in a safe place for future reference. For additional information, please refer to the terms and conditions of the Plan, a copy of which is available on James Hardie’s website: www.ir.jameshardie.com.au/jh/library.jsp. Alternatively, if the Participant requests a copy of the terms and conditions of the Plan, at no charge and within a reasonably time, James Hardie will provide them with a copy of such terms and conditions. AUSTRALIA Important Information for Australian Participants The offer under the Plan of Scorecard LTI Awards is being made under Division 1A of Part 7.12 of the Corporations Act 2001 (Cth). As a result, you may not be given all the information normally expected when receiving an offer of financial products in Australia. Any advice given by or on behalf of James Hardie or any Group Company in relation to financial products offered under the Plan does not take into account the Participant’s objectives, financial situation and needs. The Participant should consider obtaining their own financial product advice from a person who is licensed by the Australian Securities and Investments Commission (“ASIC”) to give such advice. James Hardie makes no recommendation about whether the Participant should participate in this Award. The value of the Participant’s Scorecard LTI Awards is based upon the value of James Hardie CUFS on the applicable vesting date in the future. This means that if, in the future, James Hardie’s CUFS appreciate in price, then the value of the Participant’s Scorecard LTI Awards will increase, assuming their Scorecard LTI Awards have not been terminated, lapsed or forfeited. All the work James Hardie and its employees do to create increased value in James Hardie is aimed at increasing the stock price so that the Participant’s Scorecard LTI Awards will be valuable; however, other factors (such as investor sentiment, general economic conditions and outlook, international and local stock markets, employment, inflation, interest rates, government policy, taxation and regulation) can affect stock price at a point in time and there are no guarantees about future stock prices. There is no guarantee that an active trading market for the CUFS will exist. There may be relatively few potential buyers or sellers of CUFS on the relevant exchange at any time and this may increase the volatility of the market price of the CUFS. This general information does not purport to list every risk that may be associated with participating in the Plan or holding Scorecard LTI Awards or CUFS now or in the future.

Before accepting an offer to be granted the Scorecard LTI Awards, the Participant should satisfy themselves that they have a sufficient understanding of the risks involved in the investment and should consider if the Scorecard LTI Awards are a suitable investment for them, having regard to their own investment objectives, financial circumstances and taxation position. The Participant does not need to pay anything to receive the Award. James Hardie will provide to the Participant, within a reasonable time period of their request, details of the current market value of CUFS, including the applicable USD/AUD exchange rate and how this can be obtained. The price (in AUD) for James Hardie’s CUFS can also be found on the Company’s investor relations website www.ir.jameshardie.com.au. In accordance with the Plan, the Participant is entitled to receive a cash amount of equivalent value to a CUFS, subject to the vesting of their Scorecard LTI Awards. The cash payment made in relation to the Scorecard LTI Awards shall be inclusive of tax withholding and superannuation guarantee, for which James Hardie is required to pay under their employer obligations. Tax Summary The advice given by James Hardie below in relation to the Scorecard LTI Awards granted under the Plan is general in nature and based on Australian income tax laws that are in force as of the Grant Date. As each employee’s circumstances will be different, we strongly recommend that the Participant seek independent tax advice before making any decisions about their Scorecard LTI Awards in relation to their specific personal circumstances. James Hardie and its advisors will not be held responsible to employees who act solely on the information provided below. The below assumes the following: a. The Participant is, and remains, an Australian resident for taxation purposes and is not a temporary resident. There are special rules in connection with individuals who are temporary residents of Australia or whose residency status changes and these are not addressed below. b. The Participant is an employee of (or providing services as a contractor) James Hardie at the time of receiving the Scorecard LTI Awards, and the Scorecard LTI Awards are acquired in respect of their employment or contracting arrangement. No tax should arise at the time the Scorecard LTI Awards are granted., even though the Participant has received a valuable right. Where the Participant receives a cash payment upon the vesting of the Scorecard LTI Awards at the end of the relevant performance period, the cash payment will be taxable as employment income and subject to Pay-As-You-Go (“PAYG”) withholding tax. The Company will apply PAYG withholding on the cash payment at the relevant marginal rate of tax and report the gross cash payment and the PAYG withholding to the Australian Tax Office (“ATO”) via the Single Touch Payroll (“STP”) reporting system at the time of the cash payment. There is also an obligation for the employer to make superannuation payments, which will be deducted from the Participant’s cash payment. The current superannuation guarantee amount is a rate of 12% of the Participant's 'ordinary time earnings' for superannuation purposes. This obligation only arises on that part of Participant's earnings which are less than a certain threshold. The threshold for the tax year ending 30 June 2026 is $62,500 per quarter. 'Ordinary time earnings' for these purposes generally include cash salary and cash bonuses, and will include the cash payment made to the Participant under the Scorecard LTI Awards. The Participant’s payment summary information will be available in the ATO online service services through MyGov. If you are using MyGov for your tax return, the Participants will receive an income statement in your MyGov account which will show the year to date salary and wages, the tax that has been withheld and the reported amount of the Participants’ employer superannuation contributions.

There should be no tax implications upon cessation of employment with James Hardie or if any unvested Scorecard LTI Awards lapse. GERMANY Tax Consultation The Participant understands that, in connection with the grant or the vesting of the Scorecard LTI Awards, he or she may suffer adverse tax consequences and may have statutory notification and payment obligations towards his or her employer and/or to the competent tax authorities. The Participant represents that he or she will consult with any tax advisors the Participant deems appropriate in connection with the Award (grant and vesting of Scorecard LTI Awards) and that the Participant is not relying on the Company or any Group Company for any tax advice. Exchange Control Information If the Participant remits proceeds in excess of €12,500 out of or into Germany, such cross-border payment must be reported to the State Central Bank (Deutsche Bundesbank). In the event that the Participant makes or receives a payment in excess of this amount, the Participant is responsible for obtaining the appropriate form and complying with applicable reporting requirements on a monthly basis as further specified in Sec. 71 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung - AWV). In case the transactions in securities are processed by a German-based credit institution, the credit institution is obliged to make respective notifications. In addition, the Participant must also report on an annual basis in the unlikely event that the Participant holds CUFS representing 10% or more of the total capital or voting rights of the Company. Securities Disclaimer The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany. UNITED STATES Securities Registration The securities subject to this Award have been registered with the United States Securities and Exchange Commission pursuant to a registration statement on Form S-8 filed on October 24, 2001. Employees in the United States may request a paper copy of a plan prospectus which contains additional information regarding the Plan and certain other information applicable to United States employees. United States employees may also electronically access a copy of the plan prospectus through James Hardie’s intranet site: https://www.hardienet.com/us/Legal/policies/SitePages/Home.aspx). Compliance with Section 409A In General. Section 409A of the United States Internal Revenue Code establishes rules governing nonqualified deferred compensation and imposes tax penalties on the recipient of such deferred compensation if these rules are violated. Scorecard LTI Awards that entitle an employee or other service provider to receive cash following satisfaction of a vesting condition generally will not be subject to Section 409A if the cash is issued either at the time of vesting or in any event within 2½ months following the close of the year in which vesting occurs. However, Scorecard LTI Awards that may by their terms be settled more than 2½ months following the close of the year in which vesting occurs will be subject to the rules of Section 409A. Special Provisions for Specified Employees. Notwithstanding anything herein to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i), as determined under the Company’s established methodology for determining specified employees, at the time of the Participant’s separation from service (as defined below), any payment hereunder that provides for a “deferral of compensation” within the meaning of Section 409A shall not be paid or commence to be paid on any date prior to the first business day after the date that is six months following the Participant’s separation from service; provided, however, that a payment delayed pursuant to this paragraph shall commence earlier in the event of the Participant’s death prior to the end of the six-month period. “Separation from service” has the meaning set forth in Treasury Regulation Section 1.409A-1(h) without regard to alternative service provider elections permitted by such Section. Potential Individual Tax Penalties. While James Hardie intends that the Scorecard LTI Awards granted under the Plan will either be exempt from or comply with the requirements of Section 409A, if the Company grants the Participant a Scorecard LTI Awards award that is subject to, but fails to comply with, Section 409A, the Participant may be liable for: (a) income taxes on all vested amounts deferred in the current and prior years and not previously included in income; (b) a premium interest tax from the year in which the amount was first deferred or vested; and (c) an additional income tax equal to 20% of the deferred amounts included in your income. The Participant also may be subject to additional state tax penalties if you are subject to income taxation in a state that incorporates Section 409A into its tax code. By accepting the Award, the Participant hereby releases and holds harmless James Hardie, its Group Companies, and their directors, officers and shareholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A. 1622148588.2